CONSULTING AGREEMENT

This Consulting Agreement (the “Agreement”), effective as of this 2nd day of April, 2011 (the “Effective Date”) is entered into by and between, Guardian Financial Services Group (herein referred to as “Guardian”) and Organic Plant Health, Inc. (herein referred to as the “Company”).

RECITALS

WHEREAS, Company desires to engage the services of Guardian to consult, assist advise and execute certain strategies the Company approves with regards to financial public relations;

NOW THEREFORE, in consideration of the promises and the mutual covenants and Agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Term of Consultancy. Company hereby agrees to retain Guardian to perform financial public relations services to the Company, and Guardian hereby agrees to provide services to the Company commencing on the Effective Date and ending six (6) months from the Effective Date unless terminated pursuant to Section 8 of this Agreement.

2. Services. During the term of this Agreement, Guardian’s services may include, but will not necessarily be limited to, providing the following services on behalf of and for the benefit of the Company:

A.              Analyze Company’s needs with respect to financial public relations;

B.               Consult, assist advise and execute certain strategies the Company approves with respect to its needs for financial public relations;

C.               Work in concert with, for the sole benefit of the Company, any and all financial public relations organizations, investor relations firms, marketing, advertising, image or branding firms which may also be engaged by the Company;

D.              Consult assist and make recommendations to the Company regarding development and implementation of appropriate plans and means for presenting the Company and its business plans, strategy, and personnel to the financial community;

E.               Otherwise perform services generally associated with financial and investor public relations for the sole benefit of the company;

F.               Assist advise and make recommendations to the Company with respect to its relations with brokers, dealers, analysts, and other investment professionals.

3. Allocation of Time and Energies. Guardian hereby promises to perform and discharge faithfully the responsibilities and duties, which may be assigned to Guardian from time to time by the officers and duly authorized representatives of the Company under this Agreement. Guardian shall diligently and thoroughly provide the services required hereunder. Although no specific hours-per-day requirement will be required, Guardian and the Company agree that Guardian will perform the duties set forth herein above in a diligent professional and timely manner.

4. Remuneration. As full and complete compensation for services described in this Agreement, the Company shall compensate Guardian with a “Commencement Bonus” and monthly compensation as follows:

4.1 For undertaking this engagement and for other good and valuable consideration, the Company agrees to cause to be delivered to Guardian “Commencement Bonus” payable in the form of eight hundred thousand (800,000) shares of the Company’s Restricted Common Stock, which represents less than __2.0___% of the issued and outstanding shares of common stock in the Company and will be fully paid and non-assessable. The eight hundred thousand (800,000) shares shall be issued to Guardian immediately following execution of this Agreement and shall, when issued and delivered to Guardian, be fully paid and non-assessable. The shares of common stock issued as a Commencement Bonus, therefore, constitute payment for Guardian’s Agreement to consult and perform agreed upon services to the Company and are non-refundable. non-apportionable, irrevocable and non-ratable retainer If the Company decides to terminate this Agreement after entered into for any reason whatsoever, it is agreed and understood that Guardian will not be requested or demanded by the Company to return any of the shares of Common Stock paid to it as Commencement Bonus hereunder. Further, if and in the event the Company is acquired in whole or in part, during the term of this Agreement, it is agreed and understood Guardian will not be requested or demanded by the Company to return any of the shares of Common Stock paid to it hereunder. It is further agreed that if at any time during the term of this Agreement, the Company or substantially all of the Company’s assets are merged with or acquired by another entity, or some other change occurs in the legal entity that constitutes the Company, Guardian shall retain, and will not be requested by the Company to return, any of the shares of Common Stock.

4.2 With the issuance and/or transfer of eight hundred thousand shares (800,000) shares of Common Stock to be issued for the Commencement Bonus pursuant to this Agreement (collectively, the “Shares”), Company shall cause to be issued a certificate representing the Common Stock and notification signed by the president of the company stating that said shares are validly issued, fully paid, irrevocable and non-assessable and that the issuance and eventual transfer of them to Guardian pursuant to this Agreement shall have been validly issued, fully paid, irrevocable and non-assessable and that the issuance, and any transfer of them to Guardian shall have been duly authorized by the Company’s board of directors. Guardian may, at their discretion, pay the costs associated with a written opinion of counsel related the issuance and transfer of the shares.

4.3 The Company shall not cause any instructions to the Company’s stock transfer agent to “stop transfer”, “revoke”, “hold” or “cancel” the aforementioned eight hundred thousand (800,000) shares of Guardian’s stock. The Company will instruct their stock transfer agent that under SEC Rule 144, as amended, the Company will allow removal of the 144 legend on Guardian’s certificates six months from the date of issuance and such stock will become “free trading” under SEC rule 144, as amended. Currently SEC Rule 144 states a non-affiliate may “free up” the stock after six months. Guardian may also convert the restricted stock to free trading stock, subject to the company securing SEC registration of the company stock; whichever comes first. If the SEC further amends Rule 144 as to a lengthier holding period; Guardian and the Company will abide by the ruling and Guardian will hold the Company harmless. In the event Guardian transfers any of the Company’s shares of stock prior to the sixth month anniversary of issuance to another entity, provided it is from a non-affiliate to a non-affiliate transfer, the new holder shall pick up the original “tacking date” and at the end of six months from the original issuance to Guardian, the 144 legend will be removed and the shares become “free trading”, subject to the same terms above under SEC Rule 144 as amended and/or the company securing SEC registration of the company stock; whichever comes first. The terms of this Agreement and instructions to the transfer agent shall be binding, and maintain precedent over any prior or subsequent written, oral or any other communications instruction(s) instrument to the transfer agent unless in writing signed by both Guardian and the Company

4.4 For undertaking this engagement and for other good and valuable consideration, the Company agrees to cause to be delivered to Guardian compensation payable in the form of one million (1,000.000) shares of the Company’s Restricted Common Stock, which represents less than __2.0___% of the issued and outstanding shares of common stock in the Company and will be fully paid and non-assessable. Commencing May 2nd, 2011 and every following 2nd day of the month thereafter, the Company will issue two hundred thousand shares (200,000) per month of the Company’s restricted common stock, with last issuance being on September 2nd, 2011. The shares of common stock issued as compensation, therefore, constitute payment for Guardian’s Agreement to consult and perform agreed upon services to the Company and are non-refundable so long as Guardian performs their services to the satisfaction of the company and if so; non-apportionable, irrevocable and non-ratable retainer. Each issuance of two hundred thousand shares of common stock is a prepayment for that month of service. For example; shares issued on May 2nd, 2011 are for services for the month of May 2011. If the Company decides to terminate this Agreement after entered into for any reason whatsoever, it is agreed and understood that Guardian will not be requested or demanded by the Company to return any of the shares of Common Stock paid to it as compensation hereunder for that specific month, unless Guardian is in default of performing its duties and responsibilities defined herein. Further, if and in the event the Company is acquired in whole or in part, during the term of this Agreement, it is agreed and understood Guardian will not be requested or demanded by the Company to return any of the shares of Common Stock paid to it hereunder. It is further agreed that if at any time during the term of this Agreement, the Company or substantially all of the Company’s assets are merged with or acquired by another entity, or some other change occurs in the legal entity that constitutes the Company, Guardian shall retain, and will not be requested by the Company to return, any of the shares of Common Stock.

4.5 With each the issuance and/or transfer of two hundred thousand (200,000) shares of Common Stock to be issued pursuant to this Agreement (collectively, the “Shares”), Company shall cause to be issued a certificate representing the Common Stock and notification signed by the president of the company stating that said shares are validly issued, fully paid, and non-assessable and that the issuance and eventual transfer of them to Guardian pursuant to this Agreement shall have been validly issued, fully paid, and non-assessable and that the issuance, and any transfer of them to Guardian shall have been duly authorized by the Company’s board of directors. Guardian may, at their discretion, pay the costs associated with a written opinion of counsel related the issuance and transfer of the shares.

4.6 In regard to the aforementioned one million (1,000,000) shares of the Company’s restricted stock, thirty (30) days after each monthly issuance of two hundred thousand (200,000) shares of the Company stock to Guardian, those two hundred thousand (200,000) shares shall become fully paid, non-assessable, non-refundable and irrevocable. The Company shall not cause any instructions to the Company’s stock transfer agent to “stop transfer”, “revoke”, “hold” or “cancel” each issuance/transfer of the monthly two hundred thousand (200,000) shares of stock once thirty (30) days has passed from the date of issuance. The Company will instruct their stock transfer agent that under SEC Rule 144, as amended, the Company will allow removal of the 144 legend on Guardian’s certificates six months from the date of issuance and such stock will become “free trading” under SEC rule 144, as amended. Currently SEC Rule 144 states a non-affiliate may “free up” the stock after six months. Guardian may also convert the restricted stock to free trading stock via to the company securing SEC registration of the company stock; which ever comes first. If the SEC further amends Rule 144 as to a lengthier holding period; Guardian and the Company will abide by the ruling and Guardian will hold the Company harmless. In the event Guardian transfers any of the Company’s shares of stock prior to the sixth month anniversary of issuance to another entity, provided it is from a non-affiliate to a non-affiliate transfer, the new holder shall pick up the original “tacking date” and at the end of six months from the original issuance to Guardian, the 144 legend will be removed and the shares become “free trading”, subject to the same terms above under SEC Rule 144 as amended and/or the company securing SEC registration of the company stock; whichever comes first. The terms of this Agreement and instructions to the transfer agent shall be binding, and maintain precedent over any prior or subsequent written, oral or any other communications instruction(s) instrument to the transfer agent unless in writing signed by both Guardian and the Company

5. Non-Assignability of Services. Guardian’s services under this contractual Agreement are offered to Company only and may not be assigned by Company to any entity with which Company merges or which acquires the Company or substantially all of its assets. In the event of such merger or acquisition, all compensation received by Guardian may be retained in the entirety by Guardian, all without any reduction, and under the schedules set forth herein Guardian shall be paid pro-rata up until the date of such action, unless both parties agree, in writing, on subsequent terms of service. Notwithstanding the non-assignability of Guardian’s services, Company shall assure that in the event of any merger, acquisition or similar change of form of entity, the Company shall satisfy its obligation to Guardian such that the merging company shall have no responsibility to fulfill the company’s obligation.

6. Indemnification. The Company warrants and represents that all oral communication, written documents or materials furnished to Guardian by the Company with respect to financial affairs, operations, profitability and strategic planning of the Company are accurate and Guardian may rely upon the accuracy thereof without independent investigation. The Company will protect, indemnify, and hold harmless Guardian (including its officers, directors, employees and agents) against any claims or litigation including any damages, liability, cost and reasonable attorney’s fees as incurred with respect thereto resulting from Guardian’s communication or dissemination of any said information, documents, or materials provided by the company. Company excludes from this indemnification any and all such services, communication or dissemination of any said information, documents or materials provided by Guardian on the Company’s behalf, including the manner in which Guardian provides its services, or actions taken by Guardian, without express permission or approval by the Company. Company further agrees to protect, indemnify, and hold harmless Guardian (including its officers, directors, employees, and agents) against any claims or litigation including any damages, liability, cost and reasonable attorney’s fees as incurred with respect thereto resulting from any and all breaches by Company and/or Company’s officers, directors, employees, agents, and any and all market relations, public relations, and financial public relations organizations introduced to Company by Guardian and subsequently engaged by Company, including misrepresentations and/or omission of fact and from any and all violations and applicable laws and regulations.

7. Representations. Guardian represents that it is not required to maintain any licenses and registrations under federal law or any state regulations necessary to perform the services set forth herein. Guardian further acknowledges that it is not a securities Broker/Dealer or a registered investment advisor and is not and will not perform any tasks which require Guardian to be licensed as such. Company acknowledges that, to the best of its knowledge, it has not violated any rule or provision of any regulatory agency having jurisdiction over the Company. Company acknowledges that, to the best of its knowledge, Company is not the subject of any investigation, claim, decree, or judgment involving any violation of the SEC or securities laws. Both Company and Guardian acknowledge that Company is under no obligation to follow and/or act in accordance with the recommendations made by Guardian in connection with this Agreement. Company represents that its decision to not act in accordance with Guardian’s recommendations in no way affects Company’s obligations as set forth in Section 4 herein above. Company acknowledges that it remains responsible for any and all additional due diligence it deems necessary and appropriate respecting the financial public relations, market relations, investor relations and public relations organizations introduced to it by Guardian. Company further represents and acknowledges that Guardian is not responsible and not liable for the actions taken by those financial public relations, market relations, investor relations and public relations organizations that are introduced to it by Guardian and subsequently engaged by Company.

8. Termination. This Agreement may be terminated by Guardian during the Term hereof by notice to the Company in the event that the Company shall have provided materially inaccurate or misleading information, of any type or nature, to Guardian, or failed or been unable to comply in any material respect with any of the terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or the performance or satisfaction thereof shall have been expressly waived by Guardian in writing. Company may terminate this agreement at any time after 90 days from the Effective Date, upon 30 days written notice to Guardian, if Company reasonably believes that Guardian has defaulted on its responsibilities or duties represented in this agreement or otherwise failed to provide the services agreed upon herein. If such termination occurs, Company will not be responsible for the compensation scheduled to be delivered after 30 days of the date of such notification.

9. Legal Representation. The Company acknowledges that it has been represented by independent legal counsel in the preparation of this Agreement. Guardian represents that it has consulted with independent legal counsel and/or tax, financial and business advisors, to the extent the Guardian deemed necessary.

10. Status as Independent Contractor. Guardian’s engagement pursuant to this Agreement shall be as independent contractor, and not as an employee, officer or other agent of the Company. Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other. Guardian further acknowledges the consideration provided herein above is a gross amount of consideration and that the Company will not withhold from such consideration any amounts as to income taxes, social security payments or any other payroll taxes. All such income taxes and other such payment shall be made or provided for by Guardian, and the Company shall have no responsibility or duties regarding such matters. Neither the Company nor the Guardian possesses the authority to bind each other in any Agreements without the express written consent of the entity to be bound.

11. Waiver. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

12. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, or sent by express mail or telegram, or transmitted by fax or e-mail, addressed as set forth herein below.

If to Guardian:

Guardian Financial Services Group

101 S. Main St., Suite 200

Dickson, TN 37055 USA

If to the Company:

Organic Plant Health, Inc.

P.O. Box 2070
Indian Trail, NC 28079 USA

13. Confidentiality. This entire Agreement, including the terms of this Agreement, shall remain confidential in its entirety and will not be disclosed to anyone without first receiving written consent to do so. This is a material part of this Agreement. The exception being SEC rule stating compensation must be disclosed to the public on any disseminated material, including Guardian’s website.

14. Complete Agreement. This Agreement contains the entire Agreement of the parties relating to the subject matter hereof. This Agreement and its terms may not be changed orally but only by an Agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought. In the event that any particular provision or provisions of this Agreement shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of this Agreement, which shall continue in full force and act and be binding upon the respective parties hereto. The language of this Agreement shall be construed as a whole, according to its fair meaning and intent, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or the terms or conditions hereof.

AGREED TO:

Guardian Financial Services Group

Date ____________________________________________

By ____________________________________________

Robert Bragg, CEO

Organic Plant Health, Inc.

Date ____________________________________________

By ____________________________________________

Billy Styles, President & CEO

ADDENDUM TO CONSULTING AGREEMENT

This Addendum (“Addendum”) amends and is hereby incorporated into the existing agreement known as Consulting Agreement (“Agreement”), entered into by and between Guardian Financial Services Group (herein referred to as “Guardian”) and Organic Plant Health, Inc. (herein referred to as the “Company”) and dated April 2, 2011.

Guardian and Company mutually agree to modify the Agreement to incorporate the terms of this Addendum as follows:

A.    Effective Date. For purposes of providing the same services and level of dedication as previously agreed upon, the effective date of the Agreement shall be changed to

May 16, 2011 (“Amended Effective Date”).

B.    Compensation. Section 4 “Remuneration” shall be revised as follows:

4.1 For undertaking this engagement and for other good and valuable consideration, the Company agrees to cause to be delivered to Guardian “Commencement Bonus” payable in the form of three hundred and seventy five thousand (375,000) shares of the Company’s Restricted Common Stock, which represents less than 2.0% of the issued and outstanding shares of common stock in the Company and will be fully paid and non-assessable. One hundred and twenty five thousand (125,000) shares were already delivered and dated as of April 2, 2011. Two hundred and fifty thousand (250,000) shares shall be issued to Guardian immediately and dated as of May 2, 2011, and shall, when issued and delivered to Guardian, be fully paid and non-assessable. The shares of common stock issued as a Commencement Bonus, therefore, constitute payment for Guardian’s Agreement to consult and perform agreed upon services to the Company and are non-refundable, non-apportionable, irrevocable and non-ratable retainer. If the Company decides to terminate this Agreement after entered into for any reason whatsoever, it is agreed and understood that Guardian will not be requested or demanded by the Company to return any of the shares of Common Stock paid to it as Commencement Bonus hereunder. Further, if and in the event the Company is acquired in whole or in part, during the term of this Agreement, it is agreed and understood Guardian will not be requested or demanded by the Company to return any of the shares of Common Stock paid to it hereunder. It is further agreed that if at any time during the term of this Agreement, the Company or substantially all of the Company’s assets are merged with or acquired by another entity, or some other change occurs in the legal entity that constitutes the Company, Guardian shall retain, and will not be requested by the Company to return, any of the shares of Common Stock.

4.2 With the issuance and/or transfer of three hundred and seventy five thousand (375,000) shares of Common Stock to be issued for the Commencement Bonus pursuant to this Agreement (collectively, the “Shares”), Company shall cause to be issued a certificate representing the Common Stock and, upon written request, notification signed by the president of the company stating that said shares are validly issued, fully paid, irrevocable and non-assessable and that the issuance and eventual transfer of them to Guardian pursuant to this Agreement shall have been validly issued, fully paid, irrevocable and non-assessable and that the issuance, and any transfer of them to Guardian shall have been duly authorized by the Company’s board of directors. Guardian may, at their discretion, pay the costs associated with a written opinion of counsel related the issuance and transfer of the shares.

4.3 The Company shall not cause any instructions to the Company’s stock transfer agent to “stop transfer”, “revoke”, “hold” or “cancel” the aforementioned three hundred and seventy five thousand (375,000) shares of Guardian’s stock. The Company will instruct their stock transfer agent that under SEC Rule 144, as amended, the Company will allow removal of the 144 legend on Guardian’s certificates six months from the date of issuance and such stock will become “free trading” under SEC rule 144, as amended. Currently SEC Rule 144 states a non-affiliate may “free up” the stock after six months. Guardian may also convert the restricted stock to free trading stock, subject to the company securing SEC registration of the company stock; whichever comes first. If the SEC further amends Rule 144 as to a lengthier holding period; Guardian and the Company will abide by the ruling and Guardian will hold the Company harmless. In the event Guardian transfers any of the Company’s shares of stock prior to the sixth month anniversary of issuance to another entity, provided it is from a non-affiliate to a non-affiliate transfer, the new holder shall pick up the original “tacking date” and at the end of six months from the original issuance to Guardian, the 144 legend will be removed and the shares become “free trading”, subject to the same terms above under SEC Rule 144 as amended and/or the company securing SEC registration of the company stock; whichever comes first. The terms of this Agreement and instructions to the transfer agent shall be binding, and maintain precedent over any prior or subsequent written, oral or any other communications instruction(s) instrument to the transfer agent unless in writing signed by both Guardian and the Company.

4.4 For undertaking this engagement and for other good and valuable consideration, the Company agrees to cause to be delivered to Guardian compensation payable in the form of six hundred and twenty five thousand (625,000) shares of the Company’s Restricted Common Stock, which represents less than 2.0% of the issued and outstanding shares of common stock in the Company and will be fully paid and non-assessable. Commencing June 15th , 2011 and every following 15th day of the month thereafter, the Company will issue one hundred and twenty five thousand shares (125,000) per month of the Company’s restricted common stock, with last issuance being on October 15th , 2011. The shares of common stock issued as compensation, therefore, constitute payment for Guardian’s Agreement to consult and perform agreed upon services to the Company and are non-refundable so long as Guardian performs their services to the satisfaction of the company and if so; non-apportionable, irrevocable and non-ratable retainer. Each issuance of one hundred twenty five thousand (125,000) shares of common stock is a prepayment for the following 30 day period of service. For example; shares issued on June 15th , 2011 are for services for the 30 day period from June 15, 2011 to July 14, 2011. If the Company decides to terminate this Agreement after entered into for any reason whatsoever, it is agreed and understood that Guardian will not be requested or demanded by the Company to return any of the shares of Common Stock paid to it as compensation hereunder for that specific month, unless Guardian is in default of performing its duties and responsibilities defined herein. Further, if and in the event the Company is acquired in whole or in part, during the term of this Agreement, it is agreed and understood Guardian will not be requested or demanded by the Company to return any of the shares of Common Stock paid to it hereunder. It is further agreed that if at any time during the term of this Agreement, the Company or substantially all of the Company’s assets are merged with or acquired by another entity, or some other change occurs in the legal entity that constitutes the Company, Guardian shall retain, and will not be requested by the Company to return, any of the shares of Common Stock.

4.5 With each issuance and/or transfer of one hundred and twenty five thousand (125,000) shares of Common Stock to be issued pursuant to this Agreement (collectively, the “Shares”), Company shall cause to be issued a certificate representing the Common Stock and, upon written request, notification signed by the president of the company stating that said shares are validly issued, fully paid, and non-assessable and that the issuance and eventual transfer of them to Guardian pursuant to this Agreement shall have been validly issued, fully paid, and non-assessable and that the issuance, and any transfer of them to Guardian shall have been duly authorized by the Company’s board of directors. Guardian may, at their discretion, pay the costs associated with a written opinion of counsel related the issuance and transfer of the shares.

4.6 In regard to the aforementioned six hundred and twenty five thousand (625,000) shares of the Company’s restricted stock, thirty (30) days after each monthly issuance of one hundred and twenty five thousand (125,000) shares of the Company stock to Guardian, those one hundred and twenty five thousand (125,000) shares shall become fully paid, non-assessable, non-refundable and irrevocable. The Company shall not cause any instructions to the Company’s stock transfer agent to “stop transfer”, “revoke”, “hold” or “cancel” each issuance/transfer of the monthly one hundred and twenty five thousand (125,000) shares of stock once thirty (30) days has passed from the date of issuance. The Company will instruct their stock transfer agent that under SEC Rule 144, as amended, the Company will allow removal of the 144 legend on Guardian’s certificates six months from the date of issuance and such stock will become “free trading” under SEC rule 144, as amended. Currently SEC Rule 144 states a non-affiliate may “free up” the stock after six months. Guardian may also convert the restricted stock to free trading stock via to the company securing SEC registration of the company stock; whichever comes first. If the SEC further amends Rule 144 as to a lengthier holding period; Guardian and the Company will abide by the ruling and Guardian will hold the Company harmless. In the event Guardian transfers any of the Company’s shares of stock prior to the sixth month anniversary of issuance to another entity, provided it is from a non-affiliate to a non-affiliate transfer, the new holder shall pick up the original “tacking date” and at the end of six months from the original issuance to Guardian, the 144 legend will be removed and the shares become “free trading”, subject to the same terms above under SEC Rule 144 as amended and/or the company securing SEC registration of the company stock; whichever comes first. The terms of this Agreement and instructions to the transfer agent shall be binding, and maintain precedent over any prior or subsequent written, oral or any other communications instruction(s) instrument to the transfer agent unless in writing signed by both Guardian and the Company.

No other terms or conditions of the Agreement are changed as a result of this Addendum and shall remain in full force and effect.

SEEN AND AGREED TO:

Guardian Financial Services Group

Date ____________________________________________

By ____________________________________________

Robert Bragg, CEO

Organic Plant Health, Inc.

Date June 24, 2011

By ____________________________________________

Billy Styles, President & CEO